SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Global Income Builder VIP
Class B
The following changes are effective on or about December 1, 2019:
The following information replaces the existing disclosure contained under the “AVERAGE ANNUAL TOTAL RETURNS” sub-heading of the “PAST PERFORMANCE” section of the summary section of the fund’s prospectus.
Average Annual Total Returns
(For periods ended 12/31/2018 expressed as a %)
	Class Inception	1 Year	5 Years	10 Years
Class A before tax	4/6/1982	-7.66	3.30	7.69
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)		-9.42	4.26	9.46
Blended Index 60/40 (reflects no deduction for fees, expenses or taxes)		-5.63	3.79	8.10
Bloomberg Barclays US Universal Index (reflects no deduction for fees, expenses or taxes)		-0.25	2.72	4.06
S&P Target Risk Moderate Index (reflects no deduction for fees, expenses or taxes)		-3.72	3.31	5.92
Blended Index 50/50 (reflects no deduction for fees, expenses or taxes)		-3.79	3.20	6.78
Blended Index 60/40 consists of a blend of 60% MSCI All Country World Index and 40% Bloomberg Barclays U.S. Universal Index.
Blended Index 50/50 consists of an equally weighted blend (50%/50%) of the MSCI World High Dividend Yield Index and Bloomberg Barclays U.S. Universal Index.
The MSCI All Country World Index has replaced the S&P Target Risk Moderate Index as the fund’s primary comparative broad-based securities market index. The Blended Index 60/40 and the Bloomberg Barclays U.S. Universal Index have replaced the Blended Index 50/50 as the additional secondary and tertiary comparative indexes, respectively. The Advisor believes that the new indexes collectively better represent the fund’s investment strategy and overall strategic asset allocations and are therefore more suitable for performance comparison.

The following disclosure is added under the “ADDITIONAL INDEX INFORMATION” heading in the “APPENDIX” of the fund’s prospectus.
MSCI All Country World Index is an unmanaged equity index which captures large and mid-capitalization representation across 23 developed markets and 26 emerging markets countries. It covers approximately 85% of the global investable equity opportunity set.
Please Retain This Supplement for Future Reference
November 22, 2019
PROSTKR-127